Exhibit 32

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, M. Dendy Young, Chairman and Chief Executive Officer of GTSI Corp. (“the Company”) and Thomas A. Mutryn, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act 0f 2002, 18 U.S.C. Section 1350, that

1.               The Quarterly Report on Form 10-Q/A of the Company for the quarter ended June 30, 2005 (“the Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 17, 2005

/s/ M. DENDY YOUNG
M. Dendy Young
Chairman and Chief Executive Officer

/s/ THOMAS A. MUTRYN
Thomas A. Mutryn
Senior Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.